PRELIMINARY PROXY CARDS, SUBJECT TO CHANGE, DATED JUNE 5, 2023

QUAKER INVESTMENT TRUST 261 NORTH UNIVERSITY DRIVE, SUITE 520 FT. LAUDERDALE, FLORIDA 33324
To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

QUAKER INVESTMENT TRUST

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder constitutes and appoints Neil J. Hennessy, Teresa M. Nilsen, Kathryn R. Fahy, and Daniel B. Steadman, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to represent and to vote all shares of the CCM Core Impact Equity Fund held of record by the undersigned on July 5, 2023, as designated below, at the Special Meeting of Shareholders of the CCM Core Impact Equity Fund at 261 North University Drive, Suite 520, Ft. Lauderdale, Florida 33324 on September 20, 2023, at 10:00 a.m., local time, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees’ recommendations.

Dated:  ____________________, 2023

__________________________________________
Signature(s)

The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy.  If stock is issued in the name of two or more persons, each should sign the proxy.  If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice, Proxy Statement, most recent Annual Report of the CCM Core Impact Equity Fund, most recent Annual and Semi-Annual Reports of the Hennessy Funds and Form of Proxy are available at [•].

Please fill in boxes as shown using black or blue ink or number 2 pencil.                [X]
PLEASE DO NOT USE FINE POINT PEN

The Board of Trustees recommends that you vote FOR the below proposals.

1.  To approve an Agreement and Plan of Reorganization (the “Plan”) pursuant to which all of the assets of the CCM Core Impact Equity Fund will be transferred to the Hennessy Stance ESG ETF, in exchange for shares of the Hennessy Stance ESG ETF (plus cash in lieu of fractional shares of the Hennessy Stance ESG ETF), which will be distributed pro rata by the CCM Core Impact Equity Fund to its shareholders, respectively, and the Hennessy Stance ESG ETF will continue the business and assume the CCM Core Impact Equity Fund’s liabilities (other than the excluded liabilities):

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.  If necessary, to approve adjourning the Special Meeting to permit further solicitation of proxies in the event a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the Special Meeting to approve the Plan on behalf of one or both of the CCM Core Impact Equity Fund or the CCM Small/Mid-Cap Impact Value Fund:

FOR	AGAINST	ABSTAIN
☐	☐	☐

In the discretion of the above named proxies, to transact such other business that may properly come before the special meeting or any postponements or adjournments thereof.

Please check box at right if you will be attending the meeting.	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PRELIMINARY PROXY CARDS, SUBJECT TO CHANGE, DATED JUNE 5, 2023

QUAKER INVESTMENT TRUST 261 NORTH UNIVERSITY DRIVE, SUITE 520 FT. LAUDERDALE, FLORIDA 33324
To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

QUAKER INVESTMENT TRUST

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder constitutes and appoints Neil J. Hennessy, Teresa M. Nilsen, Kathryn R. Fahy, and Daniel B. Steadman, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to represent and to vote all shares of the CCM Small/Mid-Cap Impact Value Fund held of record by the undersigned on July 5, 2023, as designated below, at the Special Meeting of Shareholders of the CCM Small/Mid-Cap Impact Value Fund at 261 North University Drive, Suite 520, Ft. Lauderdale, Florida 33324 on September 20, 2023, at 10:00 a.m., local time, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees’ recommendations.

Dated:  ____________________, 2023

__________________________________________
Signature(s)

The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy.  If stock is issued in the name of two or more persons, each should sign the proxy.  If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice, Proxy Statement, most recent Annual Report of the CCM Small/Mid-Cap Impact Value Fund, most recent Annual and Semi-Annual Reports of the Hennessy Funds and Form of Proxy are available at [•].

Please fill in boxes as shown using black or blue ink or number 2 pencil.                [X]
PLEASE DO NOT USE FINE POINT PEN

The Board of Trustees recommends that you vote FOR the below proposals.

1.  Proposal to approve an Agreement and Plan of Reorganization (the “Plan”) pursuant to which all of the assets of the CCM Small/Mid-Cap Impact Value Fund will be transferred to the Hennessy Stance ESG ETF, in exchange for shares of the Hennessy Stance ESG ETF (plus cash in lieu of fractional shares of the Hennessy Stance ESG ETF), which will be distributed pro rata by the CCM Small/Mid-Cap Impact Value Fund to its shareholders, respectively, and the Hennessy Stance ESG ETF will continue the business and assume the CCM Small/Mid-Cap Impact Value Fund’s liabilities (other than the excluded liabilities):

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.  If necessary, to approve adjourning the Special Meeting to permit further solicitation of proxies in the event a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the Special Meeting to approve the Plan on behalf of one or both of the CCM Small/Mid-Cap Impact Value Fund or the CCM Core Impact Equity Fund:

FOR	AGAINST	ABSTAIN
☐	☐	☐

In the discretion of the above named proxies, to transact such other business that may properly come before the special meeting or any postponements or adjournments thereof.

Please check box at right if you will be attending the meeting.	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.